                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [_]  Confidential, For Use of the
                                                Commission Only (as permitted By
                                                Rule 14a-6(e)(2))


[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-11(c) or Rule 14a-12


                              Firstar Funds, Inc.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

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


                                                        September 29, 2000

Dear Shareholder:

   The Board of Directors of Firstar Funds, Inc. (the "Company") is pleased to announce a special meeting of shareholders of the Core International Equity Fund (the "Fund") on November 8, 2000, at 11:00 a.m. (Eastern time) at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania, 19103 (the "Special Meeting"), to act on a proposal to change the sub-adviser for the Fund.

   As part of the reorganization between the mutual fund portfolios of the Company and Mercantile Mutual Funds, Inc. ("Mercantile"), the Mercantile International Equity Portfolio will be reorganized into the Fund upon approval of the Mercantile International Equity Portfolio's shareholders. In conjunction with the proposed reorganization with Mercantile, however, the Company's investment adviser has proposed the hiring of Clay Finlay, Inc. ("Clay Finlay"), the current sub-adviser to the Mercantile International Equity Portfolio, to provide sub-advisory services to the Fund.

   The Board of Directors has unanimously approved the proposal, which is described in detail in the enclosed proxy materials.

   The formal Notice of Special Meeting, Proxy Statement and Proxy Card is enclosed.

   Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

     1. Internet--Instructions for casting your vote via the Internet can be found on the enclosed Proxy Card. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     2. Telephone--Instructions for casting your vote via telephone can be found on the enclosed Proxy Card. The toll-free 800 number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     3. By mail--If you vote by mail, please indicate your voting instructions on the enclosed Proxy Card, date and sign the Proxy Card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

   If you have any questions concerning the proxy materials, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-207-3159.

   YOUR VOTE IS IMPORTANT TO US. PLEASE REVIEW THE ENCLOSED MATERIALS AND, IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE AS INDICATED ON THE ENCLOSED PROXY CARD.

   We look forward to your attendance at the Special Meeting or receiving your Proxy Card or your on-line or telephone instructions so that your shares may be voted at the Special Meeting. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.
                                          Sincerely,

                                     /s/ James M. Wade
                                          James M. Wade
                                          Chairman of the Board of Directors

                              FIRSTAR FUNDS, INC.
                           615 EAST MICHIGAN STREET
                        MILWAUKEE, WISCONSIN 53201-3011

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 8, 2000

                                                        September 29, 2000

To the Shareholders of the
Core International Equity Fund:

   A Special Meeting of Shareholders (the "Special Meeting") of the Core International Equity Fund (the "Fund") of Firstar Funds, Inc. (the "Company") will be held on November 8, 2000, at 11:00 a.m. (Eastern time), at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

   Shareholders will be asked to consider and act upon the following matters at the Special Meeting:

     1) The approval or disapproval of a new investment sub-advisory agreement on behalf of the Fund by and among the Company, Firstar Investment Research & Management Company, LLC and Clay Finlay, Inc.; and

     2) The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

   The proposal stated above is discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on September 11, 2000 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

   YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE PROXY CARD THAT IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. YOU ALSO MAY RETURN PROXIES BY: 1) TOUCH-TONE TELEPHONE VOTING OR
2) VOTING ON-LINE AS DESCRIBED ON THE ENCLOSED PROXY CARD. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                    /s/ W. Bruce McConnel, III
                                          W. Bruce McConnel, III
                                          Secretary

                              FIRSTAR FUNDS, INC.
                           615 EAST MICHIGAN STREET
                        MILWAUKEE, WISCONSIN 53201-3011

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Firstar Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Core International Equity Fund (the "Fund") of the Company and any adjournment(s) thereof (the "Special Meeting") to be held on November 8, 2000 at 11:00 a.m. (Eastern time), at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania.

   Proxies will be solicited by mail. Officers and service contractors of the Company or Firstar Investment Research and Management Company, LLC ("FIRMCO"), the Fund's investment adviser, may also solicit proxies by telephone, facsimile, Internet, telegraph or personal interview. FIRMCO, with principal offices at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and electing to vote in person. The Proxy Statement and the enclosed proxy card is expected to be distributed to shareholders of record on or about September 29, 2000.

   Only shareholders of record at the close of business on September 11, 2000 ("Record Date") will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the following number of shares were outstanding and entitled to vote at the Special Meeting: 4,206,796.914 Class 19-- Institutional Series Common Stock, 3,109.114 Class 19--A Series Common Stock, 11,984.937 Class 19--B Series Common Stock, and 0 Class 19--Y Series Common Stock.

   Although shares of the Fund have been divided into four series, the Proposal to be presented at the Special Meeting, will be voted upon by all shares of the Fund in the aggregate and not on a series by series basis. Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

   The following Proposal will be voted on at the Special Meeting:

     To approve a new investment sub-advisory agreement on behalf of the Fund by and among the Company, FIRMCO and Clay Finlay, Inc.

   Signed proxies received by the Company in time for voting and not revoked will be voted in accordance with the directions specified therein. Proxies also may be voted by toll-free phone call or on-line voting as described on the enclosed Proxy Card. THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL. If no specification is made, the proxy will be voted FOR the Proposal.

                    PROPOSAL: APPROVAL OF A NEW INVESTMENT
                      SUB-ADVISORY AGREEMENT FOR THE FUND

   At a regular meeting of the Company's Board held on June 16, 2000, the Board unanimously approved the reorganization of the mutual funds of Mercantile Mutual Funds, Inc. (the "Mercantile Funds") into corresponding mutual funds of the Company (the "Reorganization"). Upon approval of the Reorganization by the shareholders of the Mercantile Funds and completion of the Reorganization, the International Equity Portfolio of Mercantile Mutual Funds, Inc. (the "Mercantile International Portfolio") will be reorganized into the Fund. In connection with the Reorganization, it is proposed that a new Investment Sub-Advisory Agreement among the Company, FIRMCO and Clay Finlay, Inc. ("Clay Finlay"), the current sub-adviser to the Mercantile International Portfolio (the "New Sub-Advisory Agreement"), be entered into on behalf of the Fund. Clay Finlay would replace Glenmede Advisers, Inc. ("Glenmede") as sub-adviser to the Fund. A copy of the New

Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. (Also in connection with the Reorganization, the Fund's name will be changed to the International Growth Fund. Shareholder approval is not required to effect this change.)

   Headquartered in New York, Clay Finlay has research offices in London, Geneva, Tokyo and Melbourne. The International Equity team has eighteen members (six portfolio managers, eleven analysts and one investment strategist). Research is produced both by research analysts and by the portfolio managers, with a focus on large and medium capitalization stocks. Glenmede operates from a centralized location in Philadelphia, with a team of 55 professionals. The company's focus is primarily on large capitalization securities.

   FIRMCO currently serves as the Fund's investment adviser pursuant to Addendum No. 7 dated as of November 1, 1999 (the "Addendum") to an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement") between the Company and FIRMCO. The Addendum authorizes FIRMCO to employ, at FIRMCO's expense, one or more sub-advisers to assist FIRMCO in performing its responsibilities under the Advisory Agreement. FIRMCO has appointed Glenmede to serve as sub-adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement among the Company, FIRMCO and Glenmede dated as of September 1, 2000 (the "Current Sub-Advisory Agreement"). The Glenmede Trust Company ("GTC") initially provided sub-advisory services to the Fund pursuant to an Investment Sub-Advisory Agreement among the Company, FIRMCO and GTC dated as of November 1, 1999 (the "Initial Sub-Advisory Agreement"). The Initial Sub-Advisory Agreement was approved by the Fund's sole initial shareholder on November 3, 1999. At the June 16, 2000 meeting of the Company's Board, the Board approved the Current Sub-Advisory Agreement after determining that no change in control or management will occur as a result of approving Glenmede as sub-adviser to the Fund. Glenmede is a wholly-owned subsidiary of GTC. Glenmede's principal offices are at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Under the terms of the Current Sub-Advisory Agreement, subject to the oversight and supervision of the Company's Board and FIRMCO, Glenmede formulates and implements a continuous investment program for the Fund. Glenmede furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Glenmede is responsible for decisions to buy and sell the Fund's investments. Glenmede negotiates brokerage commissions and places orders for purchases and sales of the Fund's portfolio securities. Glenmede bears all expenses incurred by it in connection with its services under the Current Sub-Advisory Agreement. For the services performed and expenses assumed under the Current Sub-Advisory Agreement, Glenmede is entitled to a fee, payable by FIRMCO, computed daily and paid monthly at the following annual rates: 0.50% of the Fund's first $50 million in average daily net assets plus 0.30% of the Fund's average daily net assets in excess of $50 million.

   The Current Sub-Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers to execute transactions, Glenmede will use its best efforts to seek on behalf of the Fund the best overall terms available. The Current Sub-Advisory Agreement authorizes Glenmede to consider brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Glenmede or its affiliates exercise investment discretion. In addition, Glenmede is authorized to take into account the sales of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with FIRMCO, Glenmede, or the Company's principal underwriter), provided that Glenmede believes the quality of the transactions and the commissions are comparable to what they would be with other qualified firms.

   The Current Sub-Advisory Agreement provides that Glenmede will not be liable for any error of judgment or mistake of law or for any loss relating to its services, provided that this protection does not relieve Glenmede of liability for which Glenmede would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement is terminable at any time, without the payment of any penalty, by Glenmede, FIRMCO or by the Company (by vote of the Board or by the vote of a majority of the outstanding voting securities of the
Fund) on sixty days' written notice. The Current Sub-Advisory Agreement will automatically terminate in the event of its assignment, and will also terminate upon the termination of the Advisory Agreement.

   The terms of the New Sub-Advisory Agreement and responsibilities of Clay Finlay thereunder are substantially the same as those stated above for the Current Sub-Advisory Agreement except for the compensation payable to Clay Finlay. If the Proposal is approved and the New Sub-Advisory Agreement takes effect, Clay Finlay will be entitled to a fee, computed daily and paid monthly, at the following annual rates: 0.75% of the first $50 million of the Fund's average daily net assets; plus 0.50% of the next $50 million of average daily net assets; plus 0.25% of average daily net assets in excess of $100 million. THIS COMPENSATION WILL BE PAID BY FIRMCO FROM ITS FEE UNDER THE ADVISORY AGREEMENT AND WILL NOT RESULT IN ANY CHANGE IN THE TOTAL ADVISORY FEES PAYABLE BY THE FUND.

   Clay Finlay, which was founded in 1982, is a registered investment adviser and a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a financial services holding company. Clay Finlay is an experienced international investment manager. As of June 30, 2000 Clay Finlay had approximately $5.7 billion of assets under management for separate private and institutional accounts and investment companies. For more information about Clay Finlay see "Additional Information--Clay Finlay."

   If approved by a majority of the outstanding shares of the Fund (as defined below under "Voting Information--Required Vote"), the New Sub-Advisory Agreement will become effective at the time of the Reorganization and will continue in effect until February 28, 2002. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect for successive annual periods, provided such continuance is approved at least annually (i) by the vote of a majority of those members of the Board who are not "interested persons" of any party to the New Sub-Advisory Agreement (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

   Evaluation by the Company's Board. The New Sub-Advisory Agreement was unanimously approved by the Board and by a majority of those members of the Board who are not "interested persons" (as that term is defined in the 1940
Act) of any party to the New Sub-Advisory Agreement at a meeting held on June 16, 2000. In reaching its decision, the Board considered the following factors to be material and of greatest importance: (1) the proposed reorganization of the Mercantile International Portfolio into the Fund and the fact that the asset base of the Mercantile International Portfolio is approximately three times larger than the asset base of the Fund, and (2) Clay Finlay's investment management style, qualifications, experience and its record of asset growth and high performance of accounts it manages. Based on its evaluation, the Board concluded that approval of the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

   THE COMPANY'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                              VOTING INFORMATION

   General Information. The Company's Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company may also solicit proxies by telephone or otherwise. In this connection, the Trust has retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for the Reorganization. Shareholders may vote by (1) mail by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, (2) by touch-tone voting, or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust's trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to D.F. King then the D.F. King representative has the responsibility to explain the process, to read the proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. The D.F. King representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call D.F. King immediately if his or her instructions are not correctly reflected in the confirmation.

   Any expenses incurred as a result of hiring D.F. King or any other proxy solicitation agent will be borne by FIRMCO or its affiliates. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $3,000.

   Quorum. A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares entitled to vote on the Proposal. In the event that a quorum is not present at the Special Meeting or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Proposal described in this Proxy Statement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented and voting at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the Proposal against any adjournment. Under the Company's By-laws, a quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions, but not broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on the Proposal with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a vote against the Proposal for purposes of obtaining the requisite approval of the Proposal.

   Required Vote. Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

   Other Shareholder Information. As of the Record Date, the name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding shares of the Fund's respective share series were as follows:

                                               PERCENTAGE
                       SERIES AND   PERCENTAGE  OF FUND
                        AMOUNT OF   OF SERIES    SHARES
NAME AND ADDRESS      SHARES OWNED    OWNED      OWNED
----------------      ------------- ---------- ----------
Firstar Bank, N.A.    Institutional    100%      99.6%
425 Walnut Street     4,206,795.913
Cincinnati, OH 45202

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder is identified above as the beneficial holder of more than 25% of the outstanding shares of the Fund, or is identified as the holder of record of more than 25% of the outstanding shares of the Fund and has voting and/or investment power, such shareholder may be presumed to control the Fund.

   The Company has been advised by Firstar Bank, N.A. that with respect to the shares of the Fund over which Firstar Bank, N.A. and its affiliates have voting power, such shares may be voted by Firstar Bank, N.A. itself in its capacity as fiduciary.

                            ADDITIONAL INFORMATION

   Beneficial Ownership by Directors. As of the Record Date, the Company's directors owned beneficially or of record no shares of the Fund.

   Clay Finlay. Clay Finlay, a New York corporation, is registered as an investment adviser under the Investment Advisers Act of 1940 and maintains its principal offices at 200 Park Avenue, 56th Floor, New York, New York 10066. As mentioned above, Clay Finlay is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a financial services holding company with principal executive offices at One International Place, Boston, Massachusetts 02110. Clay Finlay has been engaged in the business of providing investment advisory services since 1982. It is expected that prior to the date of the Special Meeting UAM will be acquired by Old Mutual plc ("Old Mutual"), a London based financial services group with a substantial life insurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. Following the acquisition, UAM will be a wholly owned subsidiary, and Clay Finlay will be an indirect subsidiary, of Old Mutual. Old Mutual's corporate headquarters is located at 3rd Floor, Lansdowne House, 57 Berkeley Square, London W1X 5DH.

   Set forth below are the names and principal occupations of the directors and the principal executive officer of Clay Finlay:

NAME                        POSITION WITH CLAY FINLAY               OCCUPATION
----                        -------------------------               ----------
D. Francis Finlay....... President Chief Executive        President, Chief Executive
                         Officer Co-Chairman of the Board Officer and Co-Chairman of Clay
                                                          Finlay

D. Arthur Barton........ Director                         Principal and Chief
                                                          Administration Officer of Clay
                                                          Finlay

John P. Clay............ Principal Co-Chairman of the     Co-Chairman of Clay Finlay
                         Board

Frances R. E. Dakers.... Director                         Principal and Senior Portfolio
                                                          Manager of Clay Finlay

Gregory M. Jones........ Director                         Principal and Senior Portfolio
                                                          Manager of Clay Finlay

Susan B. Kenncally...... Director                         Principal and Senior Portfolio
                                                          Manager of Clay Finlay

Peter G R Lyon.......... Director                         Principal of Clay Finlay

Virginia Maisonneuvc.... Director                         Principal and Senior Portfolio
                                                          Manager of Clay Finlay
Robert C. Schletter..... Director                         Principal and Senior Portfolio
                                                          Manager of Clay Finlay

   The address for each of the persons listed above is c/o Clay Finlay, Inc., 200 Park Avenue, 56th Floor, New York, New York 10066.

   Clay Finlay serves as investment adviser to the following U.S. registered investment company portfolio, which has similar investment objectives to the Fund. The portfolio, the approximate net assets and the annual advisory fees payable by the portfolio to Clay Finlay are as follows:

                                 APPROXIMATE NET ASSETS     ANNUAL ADVISORY
FUND NAME                        (AS OF APRIL 30, 2000)       FEE PAYABLE
---------                        ---------------------- -----------------------
Mercantile International Equity
 Portfolio.....................       $130,282,084         $0-$50 million 0.75%
                                                         Next-$50 million 0.50%
                                                        Over $100 million 0.25%

   Investment Adviser. FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202 had $33 billion in assets under management as of June 30, 2000.

   Distributor and Administrator. Quasar Distributors, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the distributor of the Company's shares. Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the administrator of the Company.

   Principal Office. The principal office of the Company is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

   Shareholder Meetings. The Company's Board of Directors has adopted a By-Law in accordance with the Wisconsin Business Corporation Law that requires the Company to hold an annual shareholder meeting for the election of directors and other business only in a year in which certain specified items are required to be acted upon by shareholders under the 1940 Act. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or other business. To the extent required by law, the Company will assist in shareholder communications in such matters. Shareholders wishing to submit proposals for inclusion in the proxy statement for a subsequent shareholders meeting should send their written proposals to the Company at its principal office.

   Other Matters. No business other than the Proposal described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

DATED: SEPTEMBER 29, 2000

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORT TO SHAREHOLDERS DATED OCTOBER 31, 1999 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2000 (TOGETHER, "SHAREHOLDER REPORTS") TO ANY SHAREHOLDER UPON REQUEST. THE SHAREHOLDER REPORTS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202 OR BY CALLING (800) 677-FUND OR (414) 287-3808. SHAREHOLDER REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                   EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT

   THIS AGREEMENT, made this     day of       , 2000, is by and among Firstar
Investment Research & Management Company, LLC, a Wisconsin corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (the "Adviser"), Clay Finlay, Inc., a New York corporation registered as an investment adviser under the Advisers Act (the "Sub-Adviser"), and Firstar Funds, Inc. (the "Company"), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

   WHEREAS, the Adviser is the investment adviser to the Firstar International Growth Fund (the "Fund") of the Company, and the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund, and the Sub-Adviser desires to furnish such services to the Adviser;

   NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. Appointment of Sub-Adviser

   In accordance with and subject to the investment advisory agreement (the "Investment Advisory Agreement") between the Company and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Fund's investment assets, subject to the control and direction of the Company's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

2. Obligations of and Services to be Provided by the Sub-Adviser

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

       (1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the articles of incorporation, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Company relating to the Fund (the "Fund Documents") and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Company and by the Adviser. Copies of the Fund Documents have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Company, the Fund, or the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Fund.

       (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolio or are under consideration for inclusion therein; (2) under the supervision of the Adviser, formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in the Fund Documents, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.

       (3) In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Custodian for the Fund and, as directed by the Adviser, any other persons retained by the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund's investment portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Company's Board of Directors concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may, from time to time require.

       (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Fund, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Company and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Company, the Adviser, or any other person retained by the Company. The Sub-Adviser agrees to surrender promptly to the Company any of such records upon the Company's request. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by the 1940 Act. The Sub-Adviser shall, in the name of the Fund, vote all proxies solicited by or with respect to the issuers of securities in which the Fund may be invested from time to time.

       (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. Subject to the initial approval of the Sub-Adviser's soft dollar policy by the Company's Board of Directors and further subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of such policy, the Sub-Adviser may, in accordance with
    Section 28(e) of the Securities Exchange Act of 1934, as amended, negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Company's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, the Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Adviser, Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

       (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations.

       (c) The Sub-Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

3. Expenses

   The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund. The Fund (or the Adviser) will bear certain other expenses to be incurred in the Fund's operation, including but not limited to: organizational expenses, taxes, interest. brokerage fees and commissions, if any; SEC fees and state blue sky qualification fees; expenses of custodians, transfer and dividend disbursing agents and the Fund's co-administrators; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

4. Compensation

   In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Fund Documents. The fee shall be payable in arrears during the following calendar month.

   The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

                                    ASSETS                                 FEE
                                    ------                                -----
     On the first $50 million in assets.................................. 0.75%
     On net assets in excess of $50 million but less than $100 million... 0.50%
     On net assets in excess of $100 million............................. 0.25%

5. Effective Date, Renewal and Termination

   This Agreement shall become effective as of the date first above written and, unless otherwise terminated, shall continue until February 28, 2002 and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder. This Agreement may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser (i) by the Adviser, (ii) by vote of the Board of Directors of the Company, or (iii) by vote of a majority of the outstanding voting securities of the Fund; or it may be terminated without penalty on sixty (60) days' written notice to the Adviser by the Sub-Adviser. This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement. The terms "assignment" and "vote of majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. Representations of the Company, Adviser and the Sub-Adviser

   The Company and Fund represent that (i) a copy of the Company's Articles of Incorporation, dated February 15, 1988, together with all amendments thereto, is on file in the office of the Wisconsin Department of Financial Institutions, (ii) the appointment of the Adviser has been duly authorized,
(iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted and will continue to act in conformity with the 1940 Act, and other applicable laws.

   The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and
(iii) it will act in conformity with the 1940 Act, and other applicable laws.

   The Sub-Adviser represents that it is authorized to perform the services described herein.

7. Materials

   Neither the Adviser, the Company, or the Fund shall publish or distribute any information including but not limited to, registration statements, advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within five (5) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion, with the exception of any regulatory filings, shall also be deemed approved. Notwithstanding the foregoing, the Adviser may distribute information regarding the provision of investment advisory services by the Sub-Adviser to the Company's Board of Directors ("Board Materials") without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of the Board Materials to the Sub-Adviser within a reasonable time following distribution to the Company's Board of Directors.

   The Sub-Adviser shall not publish or distribute any information including but not limited to, registration statements, advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Adviser and the Company, which consent shall not be unreasonably withheld or delayed. If the Adviser or Company has not notified the Sub-Adviser of its disapproval of sample materials within five (5) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion, with the exception of any regulatory filings, shall also be deemed approved.

8. General Provisions

   (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect, the Sub-Adviser against any liability to the Adviser or the Company or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

   (b) The Adviser and the Fund understand that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and the Adviser and the Fund have no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser and the Fund also understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser. with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

   (c) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers. directors or employees who may also be an officer, director or employee of the Company, or person otherwise affiliated with the Company (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature or to render services of any kind to any other trust corporation, firm, individual or association.

   (d) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Wisconsin. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (e) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: The Adviser, the Company and the Fund at Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania, 19103,
Attention: W. Bruce McConnel, Esq., and the Sub-Adviser at 200 Park Avenue, New York, NY 10166, Attention: General Counsel.

   (f) Sub-Adviser agrees to notify Adviser of any change in Sub-Adviser's senior officers, portfolio managers, and directors within a reasonable time after such change. Sub-Adviser further agrees to provide Adviser with any amendments to Parts I and II of its ADV within a reasonable time after such amendments and notify Adviser of any regulatory, civil or criminal proceedings, actions or complaints involving the Sub-Adviser or its affiliates within a reasonable time.

   (g) This Agreement may be amended in accordance with the 1940 Act.

   (h) This Agreement constitutes the entire agreement among the parties hereto.

   (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.

   IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS AGREEMENT ON THE DATE FIRST ABOVE WRITTEN.

                                          Clay Finlay, Inc.
                                          200 Park Avenue
                                          New York, NY 10166

                                          By: _________________________________
                                                            , 2000

                                          Firstar Investment Research &
                                           Management Company, LLC

                                          By: _________________________________
                                          Name:
                                          Title:

                                          Firstar Funds, Inc.

                                          By: _________________________________
                                          Name:
                                          Title:

FIRSTAR FUNDS, INC.                                                                         VOTE THIS PROXY CARD TODAY
615 EAST MICHIGAN STREET
P.O. BOX 3011                                                                                  FIRSTAR FUNDS, INC.
MILWAUKEE, WISCONSIN 53201-3011                                                              615 EAST MICHIGAN STREET
                                                                                                  P.O. BOX 3011
                                                                                         MILWAUKEE, WISCONSIN 53201-3011

                                                                                       CORE INTERNATIONAL EQUITY FUND

                                                                                       SPECIAL MEETING OF SHAREHOLDERS
                                                                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                                                            FIRSTAR FUNDS, INC. (THE "COMPANY") FOR USE AT A
                                                                            SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED
                                                                            FUND OF THE COMPANY TO BE HELD ON NOVEMBER 8, 2000 AT
                                                                            11:00 A.M. (EASTERN TIME) AT THE OFFICES OF THE
                                                                            COMPANY'S LEGAL COUNSEL, DRINKER BIDDLE & REATH LLP,
                                                                            ONE LOGAN SQUARE, 18/TH/ AND CHERRY STREETS,
                                                                            PHILADELPHIA, PENNSYLVANIA 19103.

                                                                            The undersigned hereby appoints W. Bruce McConnell III,
                                                                            Joan Ohlbaum Swirsky, Kathryn R. Williams, Laura Rauman,
                                                                            Jeffrey Squires and Doug Hess and each of them, with
                                                                            full power of substitution, as proxies of the
                                                                            undersigned to vote at the above-referenced Special
                                                                            Meeting of Shareholders, and at all adjournments
                                                                            thereof, all shares of common stock of the Fund held of
                                                                            record by the undersigned on the record date for the
                                                                            Special Meeting, upon the following matters, and at
TO VOTE BY TELEPHONE                                                        their discretion upon any other matter which may
                                                                            properly come before the Special Meeting.

1)  Read the Proxy Statement and have the Proxy card below at hand.         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT
2)  Call 1-800-690-6903                                                     TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN
3)  Enter the 12-digit control number set forth on the Proxy card and       THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE
    follow the simple instructions.                                         VOTED "FOR" THE PROPOSAL.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     FIRST1           KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY FUND

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT
DATED SEPTEMBER 29, 2000.

VOTE ON PROPOSAL                                                                            FOR       AGAINST        ABSTAIN

1.  To approve a new Investment Sub-Advisory Agreement on behalf of the Fund among the Company, Firstar Investment Research & Management Company, L.L.C
    and Clay Finlay, Inc.                                                                   [_]          [_]           [_]

Please sign below exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

  ----------------------------------------                       ---------------------------------
  ----------------------------------------                       ---------------------------------
Signature  (PLEASE SIGN WITHIN BOX)   Date                       Signature (Joint Owners)   Date

------------------------------------------------------------------------------------------------------------------------------------